Morgan Grenfell High Yield Fund


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                                          Security Purchased
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
                                          Merrill Lynch, CIBC Oppenheimer, DB
Underwriters                              Securities, Goldman, Morgan Stanley, Chase, DLJ
-------------------------------------------------------------------------------------------
Issuer                                                        Global Crossing Holding Ltd.
-------------------------------------------------------------------------------------------
Years of continuous operation,
including predecessors                                                           > 3 years
-------------------------------------------------------------------------------------------
Security                                          Global Crossing Preferred 10.5%, 12/1/08
-------------------------------------------------------------------------------------------
Is the affiliate a manager or
co-manager of offering?                                                                 no
-------------------------------------------------------------------------------------------
Name of underwriter or dealer from which
purchased                                                             Salomon Smith Barney
-------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                          yes
-------------------------------------------------------------------------------------------
Trade date                                                                        11/24/98
-------------------------------------------------------------------------------------------
Number of shares in offering              $                                      5,000,000
-------------------------------------------------------------------------------------------
Public offering price                                                                  100
-------------------------------------------------------------------------------------------
Price paid if other than public
offering price                                                                         n/a
-------------------------------------------------------------------------------------------
Underwriting spread or commission         $                                           3.00
-------------------------------------------------------------------------------------------
Number of shares purchased                                                          10,000
-------------------------------------------------------------------------------------------
$ amount of purchase                      $                                      1,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
$ amount of offering sold to QIBs         $                                    500,000,000
-------------------------------------------------------------------------------------------
$ amount of concurrent public offering
of same issuer                            $                                              -
-------------------------------------------------------------------------------------------
Total                                     $                                    500,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
% of offering purchased by fund                                                      0.20%
-------------------------------------------------------------------------------------------
% of offering purchased by associated
funds                                                                                0.00%
-------------------------------------------------------------------------------------------
Total                                                                                0.20%
-------------------------------------------------------------------------------------------

Morgan Grenfell High Yield Fund


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                                         Security Purchased
--------------------------------------------------------------------------------
Underwriters                             Chase, DB Securities, DLJ
--------------------------------------------------------------------------------
Issuer                                                 Metromedia Fiber Network
--------------------------------------------------------------------------------
Years of continuous operation, including
predecessors                                                          > 3 years
--------------------------------------------------------------------------------
Security                                         Metromedia Fiber 10%, 11/15/08
--------------------------------------------------------------------------------
Is the affiliate a manager or co-manager
of offering?                                                                 no
--------------------------------------------------------------------------------
Name of underwriter or dealer from
which purchased                                             Salomon Smith Barney
--------------------------------------------------------------------------------
Firm commitment underwriting?                                               yes
--------------------------------------------------------------------------------
Trade date                                                             11/20/98
--------------------------------------------------------------------------------
Total dollar amount of offering          $                          350,000,000
--------------------------------------------------------------------------------
Public offering price                                                       100
--------------------------------------------------------------------------------
Price paid if other than public
offering price                                                              n/a
--------------------------------------------------------------------------------

Underwriting spread or commission                                            3%
--------------------------------------------------------------------------------
Rating                                                                     B2/B
--------------------------------------------------------------------------------
Current yield                                                             9.41%
--------------------------------------------------------------------------------
Total par value purchased                $                            2,000,000
--------------------------------------------------------------------------------
$ amount of purchase                     $                            2,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$ amount of offering sold to QIBs        $                          350,000,000
--------------------------------------------------------------------------------
$ amount of concurrent public offering
of same issuer                           $                                    -
--------------------------------------------------------------------------------
Total                                    $                          350,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
% of offering purchased by fund                                           0.50%
--------------------------------------------------------------------------------
% of offering purchased by associated
funds                                                                     0.00%
--------------------------------------------------------------------------------
Total                                                                     0.50%
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

Morgan Grenfell Fixed Income Fund


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                                        Security Purchased
--------------------------------------------------------------------------------------
Underwriters                            CS First Boston, Morgan Stanley, DB Securities
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Issuer                                                    FMAC Loan Receivables Trust
--------------------------------------------------------------------------------------
Years of continuous operation,
including predecessors                                                      > 3 years
--------------------------------------------------------------------------------------
                                                                 FMAC 1998 DA 6.404%,
Security                                                                     12/15/19
--------------------------------------------------------------------------------------

Is the affiliate a manager or
co-manager of offering?                                                            no
--------------------------------------------------------------------------------------
Name of underwriter or dealer from
which purchased                                                       CS First Boston
--------------------------------------------------------------------------------------
Firm commitment underwriting?                                                     yes
--------------------------------------------------------------------------------------
Trade date                                                                    12/4/98
--------------------------------------------------------------------------------------
Total dollar amount of offering         $                                 275,836,581
--------------------------------------------------------------------------------------
Public offering price                                                             101
--------------------------------------------------------------------------------------

Price paid if other than public
offering price                                                                    n/a
--------------------------------------------------------------------------------------

Underwriting spread or commission       $                                        0.35
--------------------------------------------------------------------------------------
Rating                                                                        AAA/Aaa
--------------------------------------------------------------------------------------
Current yield                                                                   6.21%
--------------------------------------------------------------------------------------
Total par value purchased               $                                  10,000,000
--------------------------------------------------------------------------------------
$ amount of purchase                    $                                  10,125,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

$ amount of offering sold to QIBs       $                                 275,836,581
--------------------------------------------------------------------------------------
$ amount of concurrent public
offering of same issuer                 $                                           -
--------------------------------------------------------------------------------------
Total                                                                     275,836,581
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
% of offering purchased by fund                                                 3.60%
--------------------------------------------------------------------------------------

% of offering purchased by associated
funds                                                                           0.00%
--------------------------------------------------------------------------------------
Total                                                                           3.60%
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

Morgan Grenfell Short Term Fixed Income Fund


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                                                     Security Purchased
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
                                                     Merrill, Bear Stearns, JP Morgan, ABN Amro,
                                                     Chase, HSBC, Lehman, Paribas, Morgan Stanley,
Underwriters                                         Barclays, Warburg Dillon Read, DB Securities
---------------------------------------------------------------------------------------------------
Issuer                                                                                        GMAC
---------------------------------------------------------------------------------------------------
Years of continuous operation, including
predecessors                                                                             > 3 years
---------------------------------------------------------------------------------------------------
Security                                                                      GMAC 5.75%, 11/10/03
---------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager
of offering?                                                                                    no
---------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which purchased                            Salomon Smith Barney
---------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                                  yes
---------------------------------------------------------------------------------------------------
Trade date                                                                                 11/2/98
---------------------------------------------------------------------------------------------------
Total dollar amount of offering                      $                               1,250,000,000
---------------------------------------------------------------------------------------------------
Public offering price                                                                       99.614
---------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                                 n/a
---------------------------------------------------------------------------------------------------
Underwriting spread or commission                    $                                        0.35
---------------------------------------------------------------------------------------------------
Rating                                                                                        A2/A
---------------------------------------------------------------------------------------------------
Current yield                                                                                5.84%
---------------------------------------------------------------------------------------------------
Total par value purchased                            $                                   1,000,000
---------------------------------------------------------------------------------------------------
$ amount of purchase                                 $                                     996,140
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
% of offering purchased by fund                                                              0.10%
---------------------------------------------------------------------------------------------------
% of offering purchased by associated funds                                                  0.30%
---------------------------------------------------------------------------------------------------
Total                                                                                        0.40%
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

Morgan Grenfell Fixed Income Fund


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                                             Security Purchased
---------------------------------------------------------------------------------------
                                             Goldman Sachs, JP Morgan, Morgan Stanley,
Underwriters                                        ABN Amro, Barclays, Chase, Warburg
---------------------------------------------------------------------------------------
Issuer                                                                   Pemex Finance
---------------------------------------------------------------------------------------
Years of continuous operation, including
predecessors                                                                 > 3 years
---------------------------------------------------------------------------------------
Security                                                     PEMEX 6.55%, 2/15/08 144a
---------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager
of offering?                                                                        no
---------------------------------------------------------------------------------------
Name of underwriter or dealer from
which purchased                                                          Goldman Sachs
---------------------------------------------------------------------------------------
Firm commitment underwriting?                                                      yes
---------------------------------------------------------------------------------------
Trade date                                                                     2/18/99
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total dollar amount of offering
sold to QIBs                                $                              300,000,000
---------------------------------------------------------------------------------------
Total dollar amount of any concurrent
public offering                             $                              700,000,000
---------------------------------------------------------------------------------------
Total                                       $                            1,000,000,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Public offering price                                                           99.956
---------------------------------------------------------------------------------------
Price paid if other than public
offering price                                                                    same
---------------------------------------------------------------------------------------
Underwriting spread or commission                                                0.40%
---------------------------------------------------------------------------------------
Rating                                                                         AAA/Aaa
---------------------------------------------------------------------------------------
Current yield                                                                    6.61%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total par value purchased                   $                               27,775,000
---------------------------------------------------------------------------------------
$ amount of purchase                        $                               27,762,779
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
% of offering purchased by fund                                                  2.78%
---------------------------------------------------------------------------------------
% of offering purchased by associated funds                                      0.00%
---------------------------------------------------------------------------------------
Total                                                                            2.78%
---------------------------------------------------------------------------------------
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

Morgan Grenfell Microcap Fund


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                                                    Security Purchased
-----------------------------------------------------------------------------------------------------------------
                                                    BT Alex Brown, Prudential, Thomas Weisel, Friedman Billings,
                                                     Robertson Stephens, CIBC, Deutsche Bank, Donaldson, Lufkin,
                                                      Hambrecht & Quist, Lehman, Nationsbanc Montgomery, Salomon
Underwriters                                             Smith Barney, Adams Harkness, FAC/Equities, First Union
-----------------------------------------------------------------------------------------------------------------
Issuer                                                                                            Proxicom, Inc.
-----------------------------------------------------------------------------------------------------------------
Years of continuous operation, including
predecessors                                                                                           > 3 years
-----------------------------------------------------------------------------------------------------------------
Security                                                                            Proxicom, Inc., Common Stock
-----------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager
of offering?                                                                                                  no
-----------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from
which purchased                                     BT Alex Brown, Prudential Securities, Thomas Weisel Partners
-----------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                                                yes
-----------------------------------------------------------------------------------------------------------------
Trade date                                                                                               4/19/99
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold to QIBs        $                                                 58,500,000
-----------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent public
offering                                                                                                      NA
-----------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Public offering price                                                                                     13.000
-----------------------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                                              same
-----------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                                                                          0.91%
-----------------------------------------------------------------------------------------------------------------
Rating                                                                                                        NA
-----------------------------------------------------------------------------------------------------------------
Current yield                                                                                                 NA
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total par value purchased                           $                                                        700
-----------------------------------------------------------------------------------------------------------------
$ amount of purchase                                $                                                      9,100
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                                                                            0.02%
-----------------------------------------------------------------------------------------------------------------
% of offering purchased by associated funds                                                                   NA
-----------------------------------------------------------------------------------------------------------------
Total                                                                                                      0.02%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------